EXHIBIT 1(b)

                      FIRST AMENDMENT DATED AUGUST 27, 1993

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993



     Pursuant to authority granted by the Trustees, the Trust Instrument is amended as follows:

           Article IV, Section 1, last sentence

                     Delete "At any time that there are no shares outstanding of any particular Series (or Class) previously established and designated, the Trustee may by a majority vote abolish that Series (or Class) and rescind the establishment and designates thereof."

                     Substitute "At any time that there are no shares outstanding of any particular Series (or Class) previously established and designated, the Trustees may by a majority vote abolish that Series (or Class) and rescind the establishment and designation thereof."


           Article IV, Section 4, paragraph 2, third sentence

                     Delete "Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series."

                     Substitute "Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted or otherwise existing with respect to that Series."


[SEAL]

                     SECOND AMENDMENT DATED DECEMBER 3, 1993

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993



     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the designation and establishment of the International Growth Portfolio as a separate series of Janus Aspen Series:


                                   SCHEDULE A
                               SERIES OF THE TRUST

                               Aggressive Growth Portfolio
                               Balanced Portfolio
                               Flexible Income Portfolio
                               Growth Portfolio
                               International Growth Portfolio
                               Short-Term Bond Portfolio
                               Worldwide Growth Portfolio









[SEAL]

                     THIRD AMENDMENT DATED DECEMBER 9, 1994

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993



     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the designation and establishment of the Money Market Portfolio as a separate series of Janus Aspen Series:


                                   SCHEDULE A
                               SERIES OF THE TRUST

                               Aggressive Growth Portfolio
                               Balanced Portfolio
                               Flexible Income Portfolio
                               Growth Portfolio
                               International Growth Portfolio
                               Money Market Portfolio
                               Short-Term Bond Portfolio
                               Worldwide Growth Portfolio









[SEAL]

                     FOURTH AMENDMENT DATED FEBRUARY 5, 1996

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993



     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the designation and establishment of the High-Yield Portfolio as a separate series of Janus Aspen Series:


                                   SCHEDULE A
                               SERIES OF THE TRUST

                               Aggressive Growth Portfolio
                               Balanced Portfolio
                               Flexible Income Portfolio
                               Growth Portfolio
                               High-Yield Portfolio
                               International Growth Portfolio
                               Money Market Portfolio
                               Short-Term Bond Portfolio
                               Worldwide Growth Portfolio









[SEAL]